EXHIBIT 10.18

                              AMENDED AND RESTATED
                         NON-NEGOTIABLE PROMISSORY NOTE
                         ------------------------------

US  $658,486.00                              April 1, 1997
                                             Rockville, Maryland


          FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of American Insured Mortgage Investors L.P. - Series 88, a Delaware limited partnership (the "Partnership"), the principal sum of Six Hundred Fifty Eight Thousand Four Hundred Eighty Six Dollars and no cents ($658,486.00) plus interest computed on the basis of a year consisting of 360 days at a rate of interest equal to seven and one quarter percent (7.25%) per annum.

          This Note is an amendment and restatement of a promissory note dated April 1, 1994 payable to the order of the Partnership by the undersigned in the amount of $478,612.00.

          This Note is payable upon demand. Payment shall be made in legal tender of the United States at the offices of the Partnership, c/o C.R.I., Inc., The CRI Building, 11200 Rockville Pike, Rockville, Maryland 20852.

          Accrued interest only on the outstanding principal amount shall be payable on the fifteenth day of each month commencing on April 15, 1997 provided that Integrated Funding, Inc. has received on a timely basis the interest payment due from the Government National Mortgage Association on GNMA Pool Number 280640 in the face amount of $1,936,724.42 as of the date hereof.

          If any payment of principal or interest on this Note is due on a Saturday, Sunday or legal holiday under the laws of Maryland, such payment shall be made on the next succeeding business day. The Note may be prepaid at any time, without penalty.

          The undersigned hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and all other notices on demand in connection with the delivery acceptance, performance, default and endorsement of this Note.

                              AMERICAN INSURED MORTGAGE
                              INVESTORS L.P. - SERIES 86

                              By:  CRIIMI, Inc., its
                                   General Partner



                              By:  /s/ Cynthia O. Azzara
                                   -----------------------------
                                   Cynthia O. Azzara
                                   Sr. Vice President/Chief
                                     Financial Officer